UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):  February 22, 2006


                       FINANCIAL FEDERAL CORPORATION
          (Exact name of Registrant as specified in its charter)


         Nevada                     1-12006                88-0244792
(State of incorporation)    (Commission file number)    (I.R.S. Employer
                                                       Identification No.)


                733 Third Avenue, New York, New York 10017
            (Address of principal executive offices) (Zip Code)


                              (212) 599-8000
           (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry Into a Material Definitive Agreement
            ------------------------------------------

     On February 22, 2006, the Executive Compensation and Stock Option Committee of the Board of Directors ("the Committee") of Financial Federal Corporation ("the Company") granted shares of restricted stock to its executive officers under its Amended and Restated 1998 Stock Option/Restricted Stock Plan. The named executive officers were awarded the following number of shares:

     Executive officer         Principal position(s)            Shares
     --------------------      --------------------------      -------
     Paul R. Sinsheimer        Chairman, Chief Executive       180,000
                                 Officer and President
     John V. Golio             Executive Vice President         45,000
     William M. Gallagher      Senior Vice President            15,000
     Troy H. Geisser           Senior Vice President and        45,000
                                 Secretary
     Steven F. Groth           Senior Vice President and        30,000
                                 Chief Financial Officer

     Subject to the executive's continued service, the shares of restricted stock granted will vest and be delivered to the executive on the earlier of (i) six months after the executive's termination of service (other than if terminated for cause) on or after attaining age 62 (ii) the executive's death or disability or (iii) a sale of the Company. If an executive's service is terminated by the Company without cause or by the executive for good reason before the executive attains age 62, the executive will receive delivery of a portion of the shares of restricted stock granted. The number of shares received would equal the number of shares granted multiplied by the number of full months between the grant date and the termination date divided by the number of full months between the grant date and the date the executive would attain age 62. The remaining shares would be forfeited. Additionally, all shares would be forfeited (i) if the executive's service terminates in any manner other than described above or (ii) if at any time the Company terminates the executive's service for cause.

     Dividends declared and paid by the Company will be paid on these shares of restricted stock. The restricted stock grants are governed by the terms and conditions of a restricted stock agreement executed by and between each executive and the Company.

     The Committee granted the shares of restricted stock as a long-term incentive for the executives to remain with the Company and to raise their ownership of the Company to further align their objectives with those of the Company and its stockholders.

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


                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  FINANCIAL FEDERAL CORPORATION
                                  (Registrant)


                                  By:  /s/ Steven F. Groth
                                       -----------------------------
                                       Senior Vice President and
                                       Chief Financial Officer
                                       (Principal Financial Officer)


February 27, 2006
-----------------
(Date)


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